                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                            GLOBAL EQUITY PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          %
Australia               1.1
Belgium                 1.8
Canada                  2.5
Finland                 1.1
France                  5.7
Germany                 6.1
Hong Kong               0.5
Ireland                 2.8
Italy                   2.2
Japan                   7.4
Netherlands             5.5
New Zealand             0.4
Portugal                0.6
Spain                   1.0
Sweden                  1.3
Switzerland             7.7
United Kingdom         12.0
United States          36.3
Other                   4.0

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)
------------------------------------

                          TOTAL RETURNS(2)
             ------------------------------------------
                            ONE        AVERAGE ANNUAL
                YTD         YEAR     SINCE INCEPTION(3)
             ----------  ----------  ------------------
PORTFOLIO...     12.18%      17.20%          22.10%
INDEX......      16.64%      17.03%          22.96%

1. The MSCI World Index is an unmanaged index of an arithmetic market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australasia, the Far East, Canada and the United States.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                               PERCENT OF
SECURITY                          COUNTRY      NET ASSETS
------------------------------  ------------  -------------
Nestle                          Switzerland          2.7%
                                   United
Philip Morris Cos., Inc.           States            2.5%
Cie Financiere Richemont AG,
 Class A (Units)                Switzerland          2.2%
ING Groep N.V.                  Netherlands          2.1%
MBIA, Inc.                         United            2.1%
                                   States

TOP FIVE SECTORS
                             VALUE     PERCENT OF
INDUSTRY                     (000)     NET ASSETS
-------------------------  ---------  -------------
Consumer Products          $   7,714        25.2%
Finance                        5,753        18.8%
Capital Equipment              5,119        16.7%
Services                       5,090        16.7%
Materials                      2,184         7.2%

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Global Equity Portfolio is managed with the objective of obtaining long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that Morgan Stanley Asset Management believes are undervalued.

For the six months ended June 30, 1998, the Portfolio had a total return of 12.18% compared to 16.64 % for the Morgan Stanley Capital International (MSCI) World Index (the "Index"). For the one year period ended June 30, 1998, the Portfolio had a total return of 17.20% compared to 17.03% for the Index. From inception on January 2, 1997 to June 30, 1998, the Portfolio had an average annual total return of 22.10% compared to 22.96% for the Index.

The approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. The initial step in identifying attractive undervalued securities is the screening of global databases. Stocks are screened for undervaluation on two primary criteria, cash flow and book value, and three secondary criteria, earnings, sales and yield. Stocks selected from this screening process are put through detailed fundamental analysis. Important areas covered during this in-depth study include the companies' balance sheet and cash flow, franchise, products, management and the strategic value of the businesses assets.

The Portfolio's underperformance in 1998 was almost entirely due to weak relative performance from U.S. stock selection, particularly in the second quarter. It is also clearly reflective of the fact that the U.S. market is being driven to record levels by macro-cap names such as General Electric and Coca-Cola respectively trading at 35 times and 53 times trailing earnings. As value investors, we are loath to pay such premiums in what seems to be a flight to (apparent) quality.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

Several of our U.S. stocks were hurt, however, by specific events that we believe caused them to be oversold. Borg Warner (BWA), for example, the auto components manufacturer, fell 24 percent during the second quarter because of Asian fears (20 percent of sales) and production delays within Ford, which produces 20 percent of BWA's sales. The oil stocks Noble Drilling and Ocean Energy continue to be affected by weakness in the price of oil. Philip Morris, one of our largest holdings, fell 4% amid continuing litigation worries. We expect, however, some shareholder-friendly measures to be announced by the company during the second half of the year. Stock selection in Italy was also a negative contributor during the past six months, as Telecom Italia fell 20 percent in the second quarter. On a positive note, stock selection in Switzerland, the Netherlands and Ireland was particularly strong and our underweight positions in Japan and Southeast Asia continue to benefit the Portfolio.

Given a remarkably strong first half of the year in Europe, robust returns in the United States, and sustained weakness throughout Asia, it is somewhat difficult to predict the second half of 1998. The U.S. market's current fascination with Internet stocks seems unhealthily optimistic while, importantly, earnings expectations for the balance of the year remain overly optimistic. Continental Europe provides the only environment where both corporate profits are accelerating and interest rates are likely to remain low. While Asia's travails are slowing the pace of recovery we do not expect even the capital goods dependent economy of Germany to stagnate. Stock markets have not, however, been slow to discount this environment and multiples are high, although European markets generally remain more attractive than the United States on price-to-book value and price-to-cash flow multiples. The extent of earnings disappointment from Asia will be the key driver of the second half, although companies in both Europe and the United States typically generate less than 10 percent of their sales there. Money flows, merger and acquisition activity, and interest rates should remain supportive in the near term.

We decreased our U.S. weighting during the period as some of our U.S. stocks have reached their fair-value targets and we strive to add more defensive names. We would expect to continue our underweighting in the United States, with selected overweights in Europe. Despite regular visits from our analysts--and absent fundamental reform--we struggle to find catalysts that will unlock what increasingly appears to be relative value in Japan, and the risk in Southeast Asia continues to outweigh the potential return.

Additions to the Portfolio in the past six months included:

AMERICAN STORES operates the second largest food-store chain and one of the largest drugstore chains in the U.S.. The company is currently tackling its enormous transition from a decentralized holding company into an integrated operating company. Over time, the benefits of this re-engineering program will outweigh the implementation costs and the company should also benefit from a stabilization of their Capital Expediture which has grown over the last few years.

CHASE MANHATTAN provides domestic and international financial services, and has virtually completed nationalizing two of the largest mergers in U.S. banking history. It is the leading player in the corporate loan syndication business and has weakened recently due to concerns over its emerging markets exposure. Chase should be able to grow earnings at a double-digit rate, and use excess cash to buy back 3 to 4 percent of the stock.

TUPPERWARE CORP manufactures and markets a broad line of consumer and personal care products, with its core product line being food storage containers. The company also has a line of children's educational toys, serving products and gifts, and its products are sold in more than 100 countries as well as U.S. The stock is cheap on a cash-flow basis for a high return on capital business.

UNICOM (Commonwealth Edison) (USA) supplies electricity to 70% of northern Illinois. Its assets are split 70% generation and 30% T&D (transmission and distribution). The company is the largest nuclear operator in the United States and provides energy marketing and district cooling services in twelve states. The strengths of the company include: a new regulatory environment (Dec. 1997) that protects it from competition until 2006 at the earliest; highly regarded new management; and improving nuclear operating rates. The stock is cheap relative to book value and earnings.

AEGIS (U.K.) is the holding company for Carat, the largest independent media planning and buying agency in Europe, with a roster of multinational clients including Volkswagen, Philips, American Express, Walt Disney, and Coca-Cola. As media audiences fragment and new media proliferate, Carat is expanding the range of services it offers to help clients target and reach consumers efficiently. The company is also expanding from a small base in the U.S. and Asia to serve the multinational clients whose loyalty it enjoys in Europe. Even while growing, Aegis is able to convert 100% or more of its operating profit into operating cash flow by virtue of the float provided by customers, who pay their bills before the company pays the media.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

BTR (U.K.) is a diversified engineering group currently restructuring to concentrate on core businesses of automotive components, power drives, control systems and specialist engineering. These remaining businesses are more cash generative, and have higher growth and higher returns on investment than the businesses scheduled for disposal. Principal threats to the investment thesis are likely disposal proceeds, an operating environment which has already generated multiple profit warnings, market concerns on management credibility and the threat of margin erosion. These concerns are valid, but look well discounted in the current share price. A satisfactory resolution of these issues and prudent use of disposal proceeds should lead to a re-rating of the stock.

WOLSELEY (U.K.) is one of the world's largest distributors of building products, with principal operations in the USA, U.K. and Continental Europe. Principal businesses are the distribution of plumbing prerequisites and heating-related supplies through Ferguson Enterprises in the U.S. and the Plumb Centre in the U.K.. The market appears to have over-reacted to a profits warning from Wolseley's U.S. operations, where increased Information Technology spending has raised fears of past under-investment. Allayment of these concerns combined with good growth potential around the world should lead to a re-rating of the stock.

GROUPE DANONE is France's largest brewer of beer as well as the world number two in mineral water and number one in European dairy products. Though the company has problems in their biscuits and pasta businesses, management is committed to turning these around. Danone has a low level of maintenance capital expenditure and generates strong free cash flow.

VALMET (Finland) is the world's leading paper machine manufacturer with a strong global position. In recent years it has expanded from its strong European base and is now well established in both North America and the fast growing markets in Asia. In recent years the group has reduced its cyclicality by increasing the use of subcontractors and expanding the service and maintenance business. Valmet has a strong financial position and is cheap on earnings and cashflow.

Stock sales during the first half of the year included:

COLES MYER (Australia) reached fair value.
IRISH LIFE (Ireland) reached target price.
SULZER (Switzerland) reached fair value.
BASS (U.K.) reached target price.
JOHN MOWLEM (U.K.) reached target price.
RACAL ELECTRONICS (U.K.) sold on strength.
TATE AND LYLE (U.K.) better value elsewhere.
UNILEVER (U.K.) reached target price.
ASCENT ENTERTAINMENT (USA) spin off from Comsat.
AT&T (USA) reached fair value.
BROWNING-FERRIS (USA) low conviction on investment thesis going forward. LUKENS STEEL (USA) takeover.
PENNZOIL (USA) sold in wake of management actions following failed takeover attempt.

July 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------

COMMON STOCKS (93.4%)
  AUSTRALIA (1.1%)
         94,300   CSR Ltd.....................................................  $           272
         18,700   Telstra Corp., Ltd. (Installment
                    Receipts-Final Installment of AUD 1.35/Share due
                    11/17/98).................................................               48
                                                                                        -------
                                                                                            320
                                                                                        -------
  BELGIUM (1.8%)
          2,920   Delhaize-Le Lion............................................              204
          6,000   G.I.B. Group................................................              339
                                                                                        -------
                                                                                            543
                                                                                        -------
  CANADA (2.5%)
          4,750   Potash Corp. of Saskatchewan, Inc...........................              357
         16,000   TELUS Corp..................................................              414
                                                                                        -------
                                                                                            771
                                                                                        -------
  FINLAND (1.1%)
          4,800   Pohjola Insurance Group, Class B............................              239
          6,100   Valmet Oyj..................................................              105
                                                                                        -------
                                                                                            344
                                                                                        -------
  FRANCE (5.7%)
            610   Bongrain....................................................              306
          2,200   Elf Aquitaine...............................................              309
          3,300   France Telecom..............................................              228
          2,200   Groupe Danone...............................................              606
       (a)1,670   SGS-Thomson Microelectronics N.V............................              118
          2,500   Scor........................................................              159
                                                                                        -------
                                                                                          1,726
                                                                                        -------
  GERMANY (6.1%)
         13,200   BASF AG.....................................................              626
          4,900   Bayer AG....................................................              253
            100   Karstadt AG.................................................               48
          8,770   VEBA AG.....................................................              598
            158   Viag AG.....................................................              107
            242   Volkswagen AG...............................................              233
                                                                                        -------
                                                                                          1,865
                                                                                        -------
  HONG KONG (0.5%)
         37,000   Hysan Development Co., Ltd..................................               31
         71,000   Jardine Strategic Holdings, Inc.............................              135
                                                                                        -------
                                                                                            166
                                                                                        -------
  IRELAND (2.4%)
         14,958   Bank of Ireland.............................................              306
         60,901   Green Property plc..........................................              425
                                                                                        -------
                                                                                            731
                                                                                        -------
  ITALY (2.2%)
         36,300   Mediaset S.p.A..............................................              232
         90,200   Telecom Italia S.p.A. Di Risp (NCS).........................              437
                                                                                        -------
                                                                                            669
                                                                                        -------

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------
  JAPAN (7.4%)
          9,000   Fuji Photo Film Ltd.........................................  $           314
         16,000   Fujisawa Pharmaceutical Co., Ltd............................              150
         10,000   Hitachi Ltd.................................................               65
             12   Japan Tobacco, Inc..........................................               81
         32,000   Kao Corp....................................................              494
         10,000   Matsushita Electric Industrial Co., Ltd.....................              161
             27   Nippon Telegraph & Telephone Corp...........................              224
         33,000   Shionogi & Co., Ltd.........................................              190
          1,800   Sony Corp...................................................              155
         12,000   Sumitomo Marine & Fire Insurance Co.........................               67
          3,000   TDK Corp....................................................              222
         11,000   Toyo Seikan Kaisha Ltd......................................              135
                                                                                        -------
                                                                                          2,258
                                                                                        -------
  NETHERLANDS (5.5%)
         12,000   ABN Amro Holding N.V........................................              281
            500   Akzo Nobel N.V..............................................              111
       (a)6,800   Benckiser N.V., Class B.....................................              418
         10,012   ING Groep N.V...............................................              656
          2,600   Philips Electronics N.V.....................................              219
                                                                                        -------
                                                                                          1,685
                                                                                        -------
  NEW ZEALAND (0.4%)
         54,900   Lion Nathan Ltd.............................................              122
                                                                                        -------
  PORTUGAL (0.6%)
          5,000   Cimpor-Cementos de Portugal.................................              176
                                                                                        -------
  SOUTH AFRICA (0.0%)
          2,000   Sasol Ltd...................................................               12
                                                                                        -------
  SPAIN (1.0%)
         19,400   Iberdrola...................................................              315
                                                                                        -------
  SWEDEN (1.3%)
         54,300   Nordbanken Holding AB.......................................              398
                                                                                        -------
  SWITZERLAND (5.5%)
             50   ABB AG (Bearer).............................................               74
             65   Ascom Holdings AG (Bearer)..................................              120
            420   Forbo Holding AG (Registered)...............................              214
            348   Holderbank Financiere Glarus AG, Class B (Bearer)...........              443
            390   Nestle (Registered).........................................              835
                                                                                        -------
                                                                                          1,686
                                                                                        -------
  UNITED KINGDOM (12.0%)
         95,500   Aegis Group plc.............................................              155
          9,155   Aggreko plc.................................................               30
          6,069   B.A.T. Industries plc.......................................               61
     (a)105,269   BTR plc.....................................................              299
          8,700   Bank of Ireland.............................................              178
         10,803   Bass plc....................................................              203
         10,950   Burmah Castrol plc..........................................              196
          9,155   Christian Salvesen plc......................................               18
          8,600   Danka Business Systems plc ADR..............................              102
         35,200   English China Clays plc.....................................              121
         50,100   Imperial Tobacco Group plc..................................              370

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------

  UNITED KINGDOM (CONT.)

         60,000   Matthews (Bernard) plc......................................  $           117
         20,171   Peninsular & Oriental Steam Navigation Co...................              291
         19,400   Premier Farnell plc.........................................               98
         18,500   Reckitt & Colman plc........................................              353
          6,330   Rolls-Royce plc.............................................               26
         36,933   Royal & Sun Alliance Insurance Group plc....................              382
         64,576   WPP Group plc...............................................              423
         41,200   Wolseley plc................................................              242
                                                                                        -------
                                                                                          3,665
                                                                                        -------
  UNITED STATES (36.3%)
          4,450   Albertson's, Inc............................................              231
          5,005   Aluminum Company of America.................................              330
         25,350   American Stores Co..........................................              613
          6,865   B. F. Goodrich Co...........................................              341
       (a)3,800   BJ's Wholesale Club, Inc....................................              154
          3,200   BankBoston Corp.............................................              178
          8,900   Boise Cascade Corp..........................................              291
         10,200   Borg-Warner Automotive, Inc.................................              490
      (a)24,000   Cadiz Land Co., Inc.........................................              278
          8,590   Chase Manhattan Corp........................................              648
         10,150   COMSAT Corp.................................................              287
      (a)33,150   Data General Corp...........................................              495
      (a)14,200   Egghead, Inc................................................              120
          9,000   Enhance Financial Services Group, Inc.......................              304
          5,250   Finova Group, Inc...........................................              297
      (a)14,000   GenRad, Inc.................................................              277
          7,000   General Signal Corp.........................................              252
          3,100   Georgia Pacific Corp........................................              183
          1,550   Georgia Pacific Corp. (Timber Group)........................               36
       (a)3,800   Homebase, Inc...............................................               30
         13,100   Houghton Mifflin Co.........................................              416
          3,430   IBP, Inc....................................................               62
      (a)14,600   InteliData Technologies Corp................................               14
          8,700   MBIA, Inc...................................................              651
          1,100   Mellon Bank Corp............................................               77
       (a)5,750   NCR Corp....................................................              187
      (a)12,170   Noble Drilling Corp.........................................              293
      (a)17,595   Ocean Energy, Inc...........................................              344
         11,800   Penncorp Financial Group, Inc...............................              242
         14,100   Pharmacia & Upjohn, Inc.....................................              650
         19,300   Philip Morris Cos., Inc.....................................              760
          2,740   Tecumseh Products Co., Class A..............................              145
          9,250   Tenneco, Inc................................................              352
          2,450   Terra Nova (Bermuda) Holdings Ltd., Class A.................               77
         (a)950   Toys "R" Us, Inc............................................               22
         18,400   Tupperware Corp.............................................              518
          5,900   UST Corp....................................................              156
          4,300   Unicom Corp.................................................              151
          4,600   United Dominion Industries Ltd..............................              154
                                                                                        -------
                                                                                         11,106
                                                                                        -------
TOTAL COMMON STOCKS (COST $26,025)............................................           28,558
                                                                                        -------

    NO. OF                                                                                VALUE
     UNITS                                                                                (000)
-----------------------------------------------------------------------------------------------

UNITS (2.6%)
  IRELAND (0.4%)
         13,500   Clondalkin Group plc........................................  $           113
                                                                                        -------
  SWITZERLAND (2.2%)
            510   Cie Financiere Richemont AG, Class A........................              668
                                                                                        -------
TOTAL UNITS (COST $774).......................................................              781
                                                                                        -------

    NO. OF
   WARRANTS
---------------

WARRANTS (0.0%)
  HONG KONG (0.0%)
       (a)3,700   Hysan Development Co., Ltd. (COST $0).......................               --
                                                                                        -------
TOTAL FOREIGN & U.S. SECURITIES (96.0%) (COST $26,799)........................           29,339
                                                                                        -------

     FACE
    AMOUNT
     (000)
---------------

SHORT-TERM INVESTMENT (3.0%)
 REPURCHASE AGREEMENT (3.0%)
           $931   Chase Securities, Inc. 5.40%, dated 6/30/98, due 7/1/98, to be repurchased at $931, collateralized by U.S. Treasury
                    Bonds, 8.875%, due 2/15/19, valued at $959 (COST $931)....              931
                                                                                        -------
FOREIGN CURRENCY (0.4%)
     BEF    143   Belgian Franc...............................................                4
     GBP     52   British Pound...............................................               86
     FIM     12   Finnish Markka..............................................                2
      DEM     5   German Mark.................................................                3
      HKD    20   Hong Kong Dollar............................................                2
    ITL  13,647   Italian Lira................................................                8
     JPY    784   Japanese Yen................................................                6
      NZD     4   New Zealand Dollar..........................................                2
     ESP     13   Spanish Peseta..............................................               --
                                                                                        -------
TOTAL FOREIGN CURRENCY (COST $113)............................................              113
                                                                                        -------
TOTAL INVESTMENTS (99.4%) (COST $27,843)......................................           30,383
                                                                                        -------

OTHER ASSETS (1.2%)
  Cash......................................................................  $     1
  Receivable for Investments Sold...........................................      292
  Dividends Receivable......................................................       77
  Foreign Withholding Tax Reclaim Receivable................................       10
                                                                              -------
                                                                                            380
LIABILITIES (-0.6%)
  Payable for Investments Purchased.........................................      (96)
  Investment Advisory Fees Payable..........................................      (28)
  Professional Fees Payable.................................................      (25)
  Custodian Fees Payable....................................................      (13)
  Net Unrealized Loss on Foreign Currency Exchange Contracts................       (9)
  Administrative Fees Payable...............................................       (8)
  Other Liabilities.........................................................       (8)     (187)
                                                                              -------   --------
NET ASSETS (100%)....................................................................   $30,576
                                                                                        --------
                                                                                        --------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                                          AMOUNT
                                                                                           (000)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 2,321,094 outstanding $0.001 par value shares (authorized 500,000,000
  shares)............................................................................   $ 13.17
                                                                                        --------
                                                                                        --------
NET ASSETS CONSIST OF:
Paid in Capital......................................................................   $27,443
Undistributed Net Investment Income..................................................       216
Accumulated Net Realized Gain........................................................       386
Unrealized Appreciation on Investments and Foreign Currency Translations.............
                                                                                          2,531
                                                                                        --------
NET ASSETS...........................................................................   $30,576
                                                                                        --------
                                                                                        --------

---------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
Under the terms of foreign currency exchange contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars or foreign currency as indicated below:

                                                                     NET
 CURRENCY                             IN EXCHANGE                UNREALIZED
TO DELIVER     VALUE     SETTLEMENT       FOR         VALUE         LOSS
  (000)        (000)        DATE         (000)        (000)         (000)
----------     -----     -----------  -----------     -----     -------------
U.S.$   10   $      10      7/01/98       ZAR 60    $      10     $      --
  GBP  406         671     12/16/98    U.S.$ 662          662            (9)
                 -----                                  -----           ---
             $     681                              $     672     $      (9)
                 -----                                  -----           ---
                 -----                                  -----           ---

---------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt
AUD   --  Australian Dollar
NCS   --  Non Convertible Shares
ZAR   --  South African Rand

----------------------------------------------------------------

At June 30, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                 NET
  COST     APPRECIATION   (DEPRECIATION)    APPRECIATION
  (000)        (000)           (000)            (000)
---------  -------------  ---------------  ---------------
$  27,730    $   3,723       $  (1,183)       $   2,540

For the six months June 30, 1998, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $15,161,000 and $1,090,000, respectively. There were no purchases and sales of long-term U.S. Government securities during the six months ended June 30, 1998.

----------------------------------------------------------------

        SUMMARY OF FOREIGN & U.S. SECURITIES BY INDUSTRY CLASSIFICATION

                                                      % OF
                                           VALUE       NET
SECTOR DIVERSIFICATION                     (000)     ASSETS
----------------------------------------  -------   ---------
Capital Equipment.......................  $ 5,119       16.7%
Consumer Products.......................    7,714       25.2
Energy..................................    1,103        3.6
Finance.................................    5,753       18.8
Mining..................................      540        1.8
Materials...............................    2,184        7.2
Multi-Industry..........................    1,244        4.1
Technology..............................      592        1.9
Services................................    5,090       16.7
                                          -------   ---------
Total Foreign & U.S. Securities.........  $29,339       96.0%
                                          -------   ---------
                                          -------   ---------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                         SIX MONTHS ENDED
                                                                            JUNE 30, 1998
                                                                              (UNAUDITED)
                                                                                    (000)
-----------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                                   $   297
  Interest                                                                         84
  Less: Foreign Taxes Withheld                                                    (27)
                                                                               ------
    Total Income                                                                  354
                                                                               ------
EXPENSES:
  Investment Advisory Fees                                                         94
  Less: Fees Waived                                                               (45)
                                                                               ------
  Net Investment Advisory Fees                                                     49
  Administrative Fees                                                              33
  Professional Fees                                                                21
  Shareholder Reports                                                              16
  Custodian Fees                                                                   14
  Directors' Fees and Expenses                                                      1
  Other                                                                             2
                                                                               ------
    Net Expenses                                                                  136
                                                                               ------
Net Investment Income                                                             218
                                                                               ------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                264
  Foreign Currency Transactions                                                    (7)
                                                                               ------
    Net Realized Gain                                                             257
                                                                               ------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                   1,719
  Foreign Currency Translations                                                   (22)
                                                                               ------
    Change in Unrealized Appreciation/Depreciation                              1,697
                                                                               ------
Net Realized Gain and Change in Unrealized
  Appreciation/Depreciation                                                     1,954
                                                                               ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $ 2,172
                                                                               ------
                                                                               ------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                          SIX MONTHS ENDED       PERIOD FROM JANUARY 2,
                                             JUNE 30, 1998                        1997*
                                               (UNAUDITED)         TO DECEMBER 31, 1997
                                                     (000)                        (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                        $   218                      $    96
  Net Realized Gain                                257                          332
  Change in Unrealized
    Appreciation/Depreciation                    1,697                          834
                                               -------                      -------
  Net Increase in Net Assets
    Resulting from Operations                    2,172                        1,262
                                               -------                      -------
DISTRIBUTIONS:
  Net Investment Income                             --                          (96)
  Net Realized Gain                                 --                         (205)
                                               -------                      -------
  Total Distributions                               --                         (301)
                                               -------                      -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                     25,048                       14,602
 Distributions Reinvested                           --                          172
 Redeemed                                      (11,351)                      (1,028)
                                               -------                      -------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions              13,697                       13,746
                                               -------                      -------
 Total Increase in Net Assets                   15,869                       14,707
NET ASSETS:
  Beginning of Period                           14,707                           --
                                               -------                      -------
  End of Period (Including
    undistributed (overdistributed)
    net investment income $216 and
    $(2), respectively)                        $30,576                      $14,707
                                               -------                      -------
                                               -------                      -------
---------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                          1,925                        1,324
      Shares Issued on Distributions
       Reinvested                                   --                           15
      Shares Redeemed                             (856)                         (87)
                                               -------                      -------
    Net Increase in Capital Shares
     Outstanding                                 1,069                        1,252
                                               -------                      -------
                                               -------                      -------
---------------------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                                        PERIOD FROM
                                          SIX MONTHS ENDED         JANUARY 2, 1997*
                                             JUNE 30, 1998          TO DECEMBER 31,
SELECTED PER SHARE DATA AND RATIOS             (UNAUDITED)                     1997
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 11.74                  $ 10.00
                                               -------                  -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                           0.09                     0.08
  Net Realized and Unrealized Gain                1.34                     1.92
                                               -------                  -------
  Total From Investment Operations                1.43                     2.00
                                               -------                  -------
DISTRIBUTIONS
  Net Investment Income                             --                    (0.08)
  Net Realized Gain                                 --                    (0.18)
                                               -------                  -------
  Total Distributions                               --                    (0.26)
                                               -------                  -------
NET ASSET VALUE, END OF PERIOD                 $ 13.17                  $ 11.74
                                               -------                  -------
                                               -------                  -------
TOTAL RETURN                                     12.18%                   20.04%
                                               -------                  -------
                                               -------                  -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)              $30,576                  $14,707
Ratio of Expenses to Average Net
  Assets                                          1.15%**                  1.15%**
Ratio of Net Investment Income to
  Average Net Assets                              1.85%**                  1.24%**
Portfolio Turnover Rate                              5%                      20%
-----------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                     $  0.02                  $  0.09
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                  1.54%**                  2.43%**
  Net Investment Income (Loss) to
    Average Net Assets                            1.47%**                 (0.04)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1998, the Fund was comprised of eleven separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements cover only the Global Equity Portfolio.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the custodian's records for the Portfolio's regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the commencement of operations. Morgan Stanley Asset Management Inc. has

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
agreed that in the event any of its initial shares which comprised the Fund at inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

9. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and
(2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

10. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolios may not be able to enter into a closing transaction because of an illiquid secondary market.

11. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations. Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

12. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on portfolio securities or other financial instruments. The Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

13. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject a Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management Inc. ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Global Equity Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                   FROM            MORE
                                  FIRST       $500 MILLION TO      THAN
PORTFOLIO                     $500 MILLION      $1 BILLION      $1 BILLION
---------------------------  ---------------  ---------------  -------------
Global Equity..............         0.80%            0.75%           0.70%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIANS: Morgan Stanley Trust Company ("MSTC"), a wholly-owned subsidiary of Morgan Stanley Dean Witter &

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
                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

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Co., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Chase serves as custodian for the Fund's U.S. assets in accordance with a separate custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. For the six months ended June 30, 1998, the Portfolio incurred custody fees with MSTC of approximately $12,000 and had amounts payable to MSTC at June 30, 1998 of approximately $9,000.

In addition, for the six months ended June 30, 1998, the Portfolio incurred interest expense on balances with MSTC of approximately $1,000.

E. OTHER: During the six months ended June 30, 1998, the Portfolio paid brokerage commissions to Morgan Stanley & Co., Incorporated, an affiliated broker/dealer, of approximately $9,000.

At June 30, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

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DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Asset Management Inc.
 and Morgan Stanley Asset Management Limited;
 Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Asset Management Inc. and
 Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

OFFICERS

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Rene J. Feuerman
ASSISTANT TREASURER

Karl O. Hartmann
ASSISTANT SECRETARY

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

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THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY
THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

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